                                                                   EXHIBIT 99.15

DEBTOR:  OCEAN DEVELOPMENT CO.                      CASE NUMBER:  01-10972 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Ocean Development Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
--------------------------------
Steve Moeller
Director, Accounting